EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 245-7463

MSA Safety Announces Third Quarter 2025 Results

Third Quarter 2025 Highlights
•Achieved quarterly net sales of $468 million, an 8% GAAP increase and a 3% organic increase year-over-year

•Generated GAAP operating income of $94 million, or 20.1% of sales, and adjusted operating income of $104 million, or 22.1% of sales

•Recorded GAAP net income of $70 million, or $1.77 per diluted share, and adjusted earnings of $76 million, or $1.94 per diluted share
•Generated free cash flow of $100 million; repaid $50 million of debt, net leverage declined to 1.0x; ample liquidity of $1.1 billion

PITTSBURGH, October 28, 2025 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the third quarter of 2025.
"Our financial performance in the third quarter reflected solid results, demonstrating our continued execution of our Accelerate strategy," said Steve Blanco, President and CEO of MSA Safety. "We continued our broad-based momentum in fixed and portable detection and delivered double-digit growth in fall protection. The success of these growth areas offset timing headwinds in the fire service due to the later-than-normal announcement of the annual Assistance to Firefighter Grants program in the U.S. Additionally, I am pleased to report that our recent acquisition of M&C TechGroup is performing well, and the integration remains on track."

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"Joining MSA Safety as Chief Financial Officer and working alongside such a passionate and dedicated team is an honor," stated Julie Beck, MSA Safety Chief Financial Officer. "It became very clear to me early on that the commitment to the mission of safety is an intangible asset that sets MSA apart. Our balance sheet remains strong, we retain our disciplined and balanced capital allocation strategy and maintain an active M&A pipeline. Following our strong free cash flow generation year-to-date, we expect to repurchase shares in the fourth quarter. We reaffirm our low-single-digit organic sales growth outlook for 2025 while continuing to manage through the U.S. Government shutdown and near-term timing-related challenges in the fire service, as well as ongoing macro and tariff-related dynamics," Ms. Beck added.

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Financial Highlights

	Three Months Ended September 30,			Nine Months Ended September 30,
(In millions, except per share data and percentages)	2025	2024	% Change (a)	2025	2024	% Change (a)
Net Sales	$468.4	$432.7	8%	$1,363.9	$1,308.4	4%
GAAP
Operating income	94.3	91.5	3%	257.9	271.5	(5)%
% of Net sales	20.1%	21.1%	(100) bps	18.9%	20.8%	(190) bps
Net income	69.6	66.6	4%	192.0	197.0	(3)%
Diluted EPS	1.77	1.69	5%	4.87	4.98	(2)%
Non-GAAP
Adjusted EBITDA	$118.9	$111.6	7%	$336.9	$334.8	1%
% of Net sales	25.4%	25.8%	(40) bps	24.7%	25.6%	(90) bps
Adjusted operating income	103.7	97.9	6%	292.7	294.1	—%
% of Net sales	22.1%	22.6%	(50) bps	21.5%	22.5%	(100) bps
Adjusted earnings	76.2	72.3	5%	218.6	215.5	1%
Adjusted diluted EPS	1.94	1.83	6%	5.55	5.45	2%
Free cash flow	100.5	70.1	43%	189.4	148.7	27%
Free cash flow conversion	144%	105%		99%	75%
Americas Segment
Net sales	$313.3	$299.5	5%	$926.6	$909.7	2%
GAAP operating income	86.7	89.4	(3)%	254.5	269.8	(6)%
% of Net sales	27.7%	29.9%	(220) bps	27.5%	29.7%	(220) bps
Adjusted operating income	88.7	91.8	(3)%	260.7	276.5	(6)%
% of Net sales	28.3%	30.7%	(240) bps	28.1%	30.4%	(230) bps
International Segment
Net sales	$155.1	$133.2	16%	$437.3	$398.7	10%
GAAP operating income	22.7	17.4	31%	52.3	51.3	2%
% of Net sales	14.7%	13.0%	170 bps	12.0%	12.9%	(90) bps
Adjusted operating income	24.8	18.2	37%	63.7	55.9	14%
% of Net sales	16.0%	13.6%	240 bps	14.6%	14.0%	60 bps
(a) Percentage change may not calculate exactly due to rounding.

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2025 Net Sales Outlook
The company maintained its low-single-digit organic sales growth outlook for 2025 and noted the health of its overall business, while acknowledging ongoing risks related to macroeconomic factors. It also noted near-term timing challenges due to the later-than-normal Assistance to Firefighter Grant (AFG) release and the subsequent U.S. Government shutdown, which will shift a portion of fourth quarter sales to 2026, predominantly in the fire service, along with the timing of the National Fire Protection Association (NFPA) approval for their next-generation self-contained breathing apparatus (SCBA).
Conference Call
MSA Safety will host a conference call on Wednesday, October 29, 2025, at 10:00 a.m. Eastern Time to discuss its third quarter 2025 results and full-year outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Net sales	$468,445	$432,679	$1,363,900	$1,308,443
Cost of products sold	250,829	225,223	732,179	682,427
Gross profit	217,616	207,456	631,721	626,016

Selling, general and administrative	102,852	95,103	308,895	294,329
Research and development	16,521	16,707	49,186	49,695
Restructuring charges	58	1,184	2,470	5,744
Currency exchange losses, net	3,875	2,985	13,237	4,715
Operating income	94,310	91,477	257,933	271,533

Interest expense	8,416	9,153	23,368	29,556
Other income, net	(6,562)	(5,833)	(18,585)	(16,215)
Total other expense, net	1,854	3,320	4,783	13,341

Income before income taxes	92,456	88,157	253,150	258,192
Provision for income taxes	22,843	21,509	61,159	61,171
Net income	$69,613	$66,648	$191,991	$197,021

Earnings per share attributable to common shareholders:
Basic	$1.78	$1.69	$4.89	$5.00
Diluted	$1.77	$1.69	$4.87	$4.98

Basic shares outstanding	39,168	39,362	39,253	39,370
Diluted shares outstanding	39,280	39,495	39,380	39,530

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	September 30, 2025	December 31, 2024

Assets
Cash and cash equivalents	$169,998	$164,560
Trade receivables, net	306,949	279,213
Inventories	355,493	296,796
Other current assets	62,328	62,461
Total current assets	894,768	803,030

Property, plant and equipment, net	278,481	211,865
Prepaid pension cost	239,411	224,638
Goodwill	732,224	620,895
Intangible assets, net	304,505	246,437
Other noncurrent assets	104,188	98,919
Total assets	$2,553,577	$2,205,784

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$8,209	$26,391
Accounts payable	119,872	108,163
Other current liabilities	162,190	153,539
Total current liabilities	290,271	288,093

Long-term debt, net	620,374	481,622
Pensions and other employee benefits	151,596	134,251
Deferred tax liabilities	133,200	107,691
Other noncurrent liabilities	55,746	50,808
Total shareholders' equity	1,302,390	1,143,319
Total liabilities and shareholders' equity	$2,553,577	$2,205,784

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Net income	$69,613	$66,648	$191,991	$197,021
Depreciation and amortization	18,585	15,959	52,935	47,563
Change in working capital and other operating	24,264	1,725	(3,413)	(56,064)
Cash flow from operating activities	112,462	84,332	241,513	188,520

Capital expenditures	(11,986)	(14,254)	(52,104)	(39,814)
Acquisitions, net of cash acquired	—	—	(187,774)	—
Property disposals and other investing	—	16	19	90
Cash flow used in investing activities	(11,986)	(14,238)	(239,859)	(39,724)

Change in debt	(49,892)	(37,743)	115,328	(51,003)
Cash dividends paid	(20,757)	(20,081)	(61,638)	(58,670)
Company stock purchases under repurchase program	—	(10,027)	(39,995)	(20,027)
Other financing	(1,156)	(603)	(11,521)	(6,472)
Cash flow (used in) from financing activities	(71,805)	(68,454)	2,174	(136,172)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,690)	4,495	2,002	(6,062)

Increase in cash, cash equivalents and restricted cash	$22,981	$6,135	$5,830	$6,562

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MSA Safety Incorporated
Sales by Product Group (Unaudited)
(In thousands, except percentages)

Three Months Ended September 30, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$191,188	41%	$124,111	40%	$67,077	43%
Fire Service(b)	158,654	34%	109,497	35%	49,157	32%
Industrial PPE and Other(c)	118,603	25%	79,742	25%	38,861	25%
Total	$468,445	100%	$313,350	100%	$155,095	100%

Three Months Ended September 30, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$163,150	38%	$110,459	37%	$52,691	40%
Fire Service(b)	160,515	37%	111,992	37%	48,523	36%
Industrial PPE and Other(c)	109,014	25%	77,046	26%	31,968	24%
Total	$432,679	100%	$299,497	100%	$133,182	100%

Nine Months Ended September 30, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	$546,094	40%	$361,176	39%	$184,918	42%
Fire Service(b)	472,576	35%	326,220	35%	146,356	33%
Industrial PPE and Other(c)	345,230	25%	239,253	26%	105,977	25%
Total	$1,363,900	100%	$926,649	100%	$437,251	100%

Nine Months Ended September 30, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Detection(a)	473,214	36%	318,159	35%	155,055	39%
Fire Service(b)	496,478	38%	352,730	39%	143,748	36%
Industrial PPE and Other(c)	338,751	26%	238,856	26%	99,895	25%
Total	$1,308,443	100%	$909,745	100%	$398,698	100%
(a) Detection includes Fixed Gas and Flame Detection and Portable Gas detection. Detection includes sales from M&C TechGroup Germany GmbH and its affiliated companies ("M&C"), acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Organic sales change (Unaudited)

Consolidated

	Three months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	17%	(1)%	9%	8%
Currency translation effects	(1)%	(2)%	(2)%	(1)%
Less: Acquisitions	(10)%	—%	—%	(4)%
Organic sales change	6%	(3)%	7%	3%

	Nine months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	15%	(5)%	2%	4%
Currency translation effects	—%	—%	1%	—%
Less: Acquisitions	(5)%	—%	—%	(2)%
Organic sales change	10%	(5)%	3%	2%

Americas Segment

	Three months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	12%	(2)%	3%	5%
Currency translation effects	—%	—%	—%	—%
Less: Acquisitions	(5)%	—%	—%	(2)%
Organic sales change	7%	(2)%	3%	3%

	Nine months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	14%	(8)%	—%	2%
Currency translation effects	1%	1%	2%	1%
Less: Acquisitions	(4)%	—%	—%	(1)%
Organic sales change	11%	(7)%	2%	2%

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International Segment

	Three months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	27%	1%	22%	16%
Currency translation effects	(4)%	(4)%	(5)%	(4)%
Less: Acquisitions	(18)%	—%	—%	(7)%
Organic sales change	5%	(3)%	17%	5%

	Nine months ended September 30, 2025
	Detection(a)	Fire Service(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	19%	2%	6%	10%
Currency translation effects	(2)%	(2)%	(2)%	(2)%
Less: Acquisitions	(11)%	—%	—%	(5)%
Organic sales change	6%	—%	4%	3%

(a) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection. Detection includes sales from M&C, acquired by the Company, from May 6th, 2025, onward (Americas and International).
(b) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic sales change is a useful metric for investors, as foreign currency translation, acquisitions and divestitures can have a material impact on sales change trends. Organic sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, acquisitions and divestitures. There can be no assurances that MSA's definition of organic sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider sales change determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024

Adjusted EBITDA	$118,934	$111,605	$336,912	$334,789
Less:
Depreciation and amortization	15,193	13,690	44,237	40,675
Adjusted operating income	103,741	97,915	292,675	294,114
Less:
Currency exchange losses, net	3,875	2,985	13,237	4,715
Restructuring charges	58	1,184	2,470	5,744
Acquisition-related amortization	3,595	2,269	9,033	6,888
Net cost for product related legal matter	—	—	—	5,000
Transaction costs (a)	1,903	—	10,002	234
GAAP operating income	94,310	91,477	257,933	271,533
Less:
Interest expense	8,416	9,153	23,368	29,556
Other income, net	(6,562)	(5,833)	(18,585)	(16,215)
Income before income taxes	92,456	88,157	253,150	258,192
Provision for income taxes	22,843	21,509	61,159	61,171
Net income	$69,613	$66,648	$191,991	$197,021
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are non-GAAP financial measures and operating ratios derived from non-GAAP measures. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, acquisition-related amortization, net cost for product related legal matter and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. These metrics are consistent with how management evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted diluted earnings per share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change

Net income	$69,613	$66,648	4%	$191,991	$197,021	(3)%

Currency exchange losses, net	3,875	2,985		13,237	4,715
Restructuring charges	58	1,184		2,470	5,744
Acquisition-related amortization	3,595	2,269		9,033	6,888
Transaction costs (a)	1,903	—		10,002	234
Asset related losses	97	207		989	959
Pension settlement	—	—		721	1,308
Net cost for product related legal matter	—	—		—	5,000
Income tax expense on adjustments	(2,949)	(995)		(9,885)	(6,412)
Adjusted earnings	$76,192	$72,298	5%	$218,558	$215,457	1%

Adjusted diluted earnings per share	$1.94	$1.83	6%	$5.55	$5.45	2%

Diluted shares outstanding	39,280	39,495		39,380	39,530
(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended September 30, 2025
Operating income	$375,577
Depreciation and amortization	58,721
Currency exchange losses, net	12,160
Restructuring charges	3,123
Acquisition-related amortization	11,319
Transaction costs (a)	10,654
Adjusted EBITDA	$471,554

Total end-of-period debt	628,583

Debt to adjusted EBITDA	1.3

Total end-of-period debt	$628,583
Total end-of-period cash and cash equivalents	169,998
Net debt	$458,585

Net debt to adjusted EBITDA	1.0
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2024 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic sales change, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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